Exhibit 10.9

ASSIGNMENT AND ASSUMPTION OF
REAL ESTATE PURCHASE AND SALE AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION OF REAL ESTATE PURCHASE AND SALE AGREEMENT (this “Assignment”) is entered into as of the 29th day of September, 2011, between GRAND PEAKS PROPERTIES, INC., a Colorado corporation (“Assignor”), and BEHRINGER HARVARD MARGATE, LLC, a Delaware limited liability company(“Assignee”).

Recitals

A.            Assignor has entered into that certain Real Estate Purchase and Sale Agreement dated as of June 6, 2011, as amended by a First Amendment to Real Estate Purchase and Sale Agreement dated as of July 21, 2011, and a Second Amendment to Real Estate Purchase and Sale Agreement dated as of July 28, 2011 (collectively, the “Purchase Agreement”), with Advenir@Margate, LLC, a Florida limited liability company (“Seller”), relating to the purchase and sale of the Advenir at the Lakes of Margate Apartments in Margate, Florida.

B.            Assignor desires to assign to Assignee all rights of Assignor under the Purchase Agreement, and Assignee desires to accept such assignment and to assume all of Assignor’s duties and obligations arising under the Purchase Agreement.

Assignment

NOW, THEREFORE, for good and valuable consideration received by them, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee covenant and agree as follows:

1.             Assignment.  Assignor hereby assigns to Assignee all right, title and interest of Assignor under and pursuant to the Purchase Agreement.

2.             Assumption.  Assignee hereby assumes and agrees to perform all obligations and liabilities of Assignor under and pursuant to the Purchase Agreement.

3.             Counterparts.  This Assignment may be executed in counterparts, each of which shall be deemed an original but both of which shall constitute one and the same instrument.  Any signature to this Assignment transmitted via facsimile or other electronic means shall be deemed an original signature and be binding upon the parties hereto (it being agreed that facsimile or other electronic signature shall have the same force and effect as an original signature).

IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first above written.

ASSIGNOR:

GRAND PEAKS PROPERTIES, INC., a Colorado corporation

By:	/s/ Luke C. Simpson
Luke C. Simpson
Chief Executive Officer

ASSIGNEE:

BEHRINGER HARVARD MARGATE, LLC, a Delaware limited liability company

By:	Margate Peak, LLC, a Colorado limited liability company, its Managing Member

	By:	/s/ Luke C. Simpson
Luke C. Simpson
Manager